Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

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Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Exhibit 99.2 – Timberline Resources Corp, Corporate Presentation

Timberline RESOURCES



Corporate Presentation

September 2011

NYSE Amex: TLR
TSX-V: TBR

Legal Disclaimers

Timberline RESOURCES

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. These statements include but are not limited to statements regarding the Company's 50/50 joint venture with Highland Mining LLC, the development and production at the Company's Butte Highlands project and the development and production at the South Eureka Property, the targeted production date and estimated economics for the Butte Highlands project, terms, timing and benefits of the sale of the Company's drilling subsidiary, possible growth of the Company and the Company's expected operations. When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2010. Except as required by Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

All mineral resource estimates contained herein, including the terms “historical”, “measured”, “indicated” and “inferred” mineral resources, have been prepared in accordance with Canadian standards, and these standards differ significantly from the requirements of the SEC. U.S. investors are cautioned not to assume that all or any part of such mineral resources will ever be converted into SEC compliant reserves, or any part of an inferred mineral resource exists. A qualified person has not done sufficient work to classify the historical estimates as current mineral resources. The Company is not treating the historical estimates as current mineral resources and the historical estimates should not be relied upon.

The management estimates of the potential quantity and grade of the mineralization at Butte Highlands were determined based on drill results and geologic modeling using polygonal grade shells with a 0.1 ounce per ton cut-off and a non-statistical average grade calculation based on a weighted average grade within each polygon. The estimates are conceptual in nature, and there has been insufficient exploration drilling to define a mineral resource that may be categorized as an indicated, measured, or inferred resource. It is uncertain if further exploration will result in the target being delineated as a mineral resource as defined in NI 43-101.

Timberline Highlights

Timberline RESOURCES

- **Gold Focused Advanced-Stage Exploration & Development in Western U.S.**
  - Gold Production – Significant Exploration Upside
- **Butte Highlands Joint Venture in Montana**
  - 50% Carried-to-Production interest
  - Currently in development with gold production targeted in Q1 2012
  - Internal estimate(1): 750,000 – 760,000 ounces of gold @ 0.26 – 0.28 opt
- **Flagship Exploration Property Advancing Toward Production Decision**
  - **Lookout Mountain Project on South Eureka Property in Nevada**
    - NI 43-101 Gold Resource: 286,000 ounces M&I, and 206,000 ounces Inferred
    - Additional historic resource(2): 95,000 ounces of gold
    - Current aggressive exploration program to expand resource
- **Recently announced sale of Timberline Drilling subsidiary for $13 million**
- **Dual Listing – NYSE Amex: TLR and TSX-V: TBR**
- **Attractive Capital Structure and Excellent Liquidity**
- **Incorporated in Delaware; Headquarters in Idaho**

(1) See Legal Disclaimer note regarding internal estimate
(2) Rocky Canyon-1,400,000 tons @ 0.025 opt (0.9 g/t) gold by Alta Gold, 1998; and South Adit / Pinnacle Peak-1,814,000 tons @ 0.033 opt (1.1 g/t) gold by Amselco, 1985 and Jonson, 1991

Management

Timberline RESOURCES



Paul Dircksen, Executive Chairman, President, CEO

- Over 35 years in exploration, development, and mining
- Team member on 7 discoveries/acquisitions leading to production
- Senior management positions with Brett Resources, Bravo Venture Group, Orvana Minerals, Lacana Gold, and the Cordex Syndicate



Randy Hardy, CFO

- Over 20 years of experience in precious metals exploration, mining, and manufacturing
- Successfully expanded the largest private precious metals mint in the United States
- Senior management positions with HuntMountain Resources, Sunshine Minting, and Sunshine Mining and Refining Company

Capital Structure / Market Info

Timberline RESOURCES

Capital Structure As of September 1, 2011	Average Price (US$)	Common Shares
Common Shares		61.2 M
Convertible Debt (US$5M)	$1.50	3.3 M
Total Options	$1.01	6.4 M
Total Warrants (Expiring Nov 2011)	$1.75	1.7 M
Fully Diluted		**72.6 M**

Market and Financial Information (US$ except volume)	
Recent Price	$0.85
Price Range (52 week)	$0.62 - $1.40
Average Daily Volume	250,000
Market Capitalization	$52 million
Cash & Cash Equivalents (June 30, 2011)	$4.7 million



Butte Highlands Joint Venture, Montana

- 50% Carried-to-Production interest
  - Timberline's share of costs to be paid from production proceeds
- Estimated gold mineralization[1] of 750,000 – 760,000 ounces at 0.26 – 0.28 opt gold
- Gold production targeted in Q1 2012
- Mine development underway
- Located approximately 15 miles south of Butte, Montana
- Prolific gold mining region known for world-class deposits
- Production infrastructure complete
- First example of Timberline's strategy to explore, develop, and participate in gold production through creative financing structures


Butte, Montana
N
Butte Highlands Joint Venture
Deerlodge National Forest
5 Miles

(1) See Legal Disclaimer note regarding internal estimate.

Butte Highlands Joint Venture
Development Progress and Production Forecast

Timberline RESOURCES

- Preliminary estimates forecast approximately 60,000 ounces of gold annually from up to 750 tons per day at 0.27 opt gold
- Robust project economics expected at gold prices well below $1,000/oz.
- Permitted for underground drilling and development, surface infrastructure construction, and 10,000 ton bulk sample targeted for Q4 2011
- Hard Rock Operating Permit Expected Q4 2011
- Underground drilling completed for mine planning
  - Drilling highlights include:
    - 3.5 ft @ 27.6 opt; 33.6 ft @ 1.65 opt; 10 ft @ 7.88 opt; 14.3 ft @ 2.37 opt
- Mine development costs expected to be approximately $24 million
- Excellent Metallurgy – 88% gold recovery expected
- Ore to be trucked off-site to nearby permitted facility for toll milling

South Eureka Property

- South Eureka Property – Nevada
  - South end of the prolific gold producing Battle Mountain/Eureka trend near Barrick's Archimedes Mine
  - Mining-friendly location
- District-scale land package
  - One of the largest undeveloped gold exploration properties in Nevada
  - 23 square miles (15,000 acres)
- Excellent upside potential for exploration and near-term gold production
- Features advanced-stage Lookout Mountain Project
  - Growing NI 43-101 gold resource
  - Excellent metallurgy



N
White Rock Property
Independence Trend
Wells
Winner
ICBM Property
Battle Mtn
Carlin
Evans Mine Property
Lovelock
Gold Bar
RENO
Fallon
Austin
Archimedes
CARSON CITY
Eureka
Ely
South Eureka Property
Tonopah
Caliente
LAS VEGAS
LEGEND
Gold Trend
Timberline
100 km
50 mi

South Eureka Property
Exploration Potential

- Multiple exploration targets
  - Three distinct structural trends
  - Drill-indicated gold at several other locations from more than 500 drill holes
    - Windfall-Hoosac, South Ratto Ridge, Secret Canyon-Hamburg Ridge, New York Canyon
  - 2011 exploration program to include field work, geochemistry, and drill testing across several known gold zones
- Potential for significantly increasing gold resources property wide
- Historic gold production from five former open pit mines
- Barrick's Archimedes / Ruby Hill Mine located approximately 4 miles north


Archimedes
2.0 M oz. Au
N
Eureka, NV
Paroni Pit
Windfall Pit
Rustler Pit
Lookout Pit
18 km (11 mi)

South Eureka Property
Structural Trends

Timberline
RESOURCES



New York Canyon



South Eureka Property
Structural Trends


Ratto Ridge Structural Trend
Explanation
Timberline
RESOURCES
South Eureka District

Lookout Mountain Project

- Advanced-stage project – Rapidly moving toward production decision
- NI 43-101 gold resources

▪ M&I	13,640,000 tons @ 0.021 opt (0.7 g/t) gold	286,000 ounces
▪ Inferred	16,420,000 tons @ 0.012 opt (0.4 g/t) gold	206,000 ounces

- Historic gold resource(1)
  - 95,000 ounces at Rocky Canyon and South Adit / Pinnacle Peak
- Amenable to low-cost, run-of-mine, heap leach processing with modest capital expense
- Aggressive exploration program planned for 2011
  - 30,000 feet of additional in-fill and step-out drilling along strike
  - Continued metallurgical and gold recovery testing
  - Geochemistry
- Positive internal preliminary economic scoping study

(1) Rocky Canyon-1,400,000 tons @ 0.025 opt (0.9 g/t) gold by Alta Gold, 1998; and South Adit / Pinnacle Peak-1,814,000 tons @ 0.033 opt (1.1 g/t) gold by Amselco, 1985 and Jonson, 1991

Timberline Drilling

- Executed Letter of Intent to sell Timberline Drilling on September 1, 2011
- $13 million – Approximate transaction value
  - $8 million cash at closing
  - $1.25 million 10% note due 18 months from closing
  - $1 million TDI debt assumed by purchaser
  - $1 million in future drilling cost savings through drilling services agreement with purchaser
  - Working capital adjustment within 60 days of closing
- Debt free company by eliminating $5 million convertible debt
- Maintain strategic focus on gold exploration and near-term development and production
- Retain benefits of drill access and core drilling costs below market prices
- Expected to close in November 2011



Board of Directors

Timberline RESOURCES



Paul Dircksen – Chairman



Ron Guill – Over 27 years as founder, owner, and general manager of Small Mine Development ("SMD"), underground mine contractor throughout western United States



Randy Hardy – Director



Eric Klepfer – Over 23 years of experience in the mining industry, serving in environmental, engineering and management positions. Senior positions with Placer Dome, Newmont Mining and Coeur d'Alene Mines



Robert Martinez – Metallurgical engineer with over 35 years experience in mining project development and management. Senior positions with Metallica Resources Inc., Zacoro Metals, Amselco, and Coeur d'Alene Mines



James H. Moore – Over 30 years experience of financial management in mining, and CFO of Mines Management Inc. Senior positions with Idaho General Mining, RAHCO International Inc., Barrick Gold, and Mobile Oil Energy



David Poynton – Over 30 years legal and business experience in mining working with law firms, E&Y LLP, Iberian Minerals, Timberline Resources and Cadillac Ventures



Vance Thornsberry – Geologist with over 35 years in mining and exploration. Senior positions with Northland Resources and Inspiration Development Company. Consulted with Beartooth Mining, Romarco Minerals and Thunder Mountain

Next Steps

Timberline RESOURCES

- Aggressive drilling and exploration program at South Eureka
  - Focused effort to expand and upgrade gold resource at Lookout Mountain
  - Further metallurgical testing and engineering studies at Lookout Mountain
  - "Blue Sky" drilling at several other targets to define additional gold resources
  - Continued field work and geochem to define additional targets
- Internal economic scoping study analysis on Lookout Mountain Project
- 10,000 ton bulk sample at Butte Highlands in advance of anticipated Q1 2012 gold production
- Enhanced marketing and investor relations efforts
- Actively seek additional acquisitions

Summary

Timberline Resources

- Focused Gold Exploration and Development in U.S.
- Butte Highlands – 50% carried-to-production interest with production targeted for Q1 2012 of up to 60,000 ozs annually
- Lookout Mountain Project - Nevada project with NI 43-101 Resource: 492,000 ozs of gold (M&I and Inferred) with excellent prospects for resource expansion
- South Eureka Property - Significant upside with pipeline of projects with drill-indicated gold and historic resources in known Nevada gold trend
- Experienced management and board with proven records of discovering and developing mines

Timberline
RESOURCES



101 E. Lakeside
Coeur d'Alene, Idaho USA 83814

Phone 208 664-4859
Fax 208 664-4860

www.timberline-resources.com

Appendix

Properties – Recorded Resources and Production from Eureka

Timberline RESOURCES

Historic Production (1856 to 1964)

Base metal Ore	Tons	Gold (ozs.)	Silver (ozs.)	Copper (lbs)	Lead (lbs)	Zinc (lbs)
Eureka District Total*	1,989,912	171,965	4,030,815	2,084,360	365,844,825	14,387,791
Secret Canyon District	33,958	with a gross yield of $7,722,840 (1940 dollars)				
Resources - Fad Shaft	3,132,500	501,200	17,698,625		231,805,000	519,995,000
			21,729,440		597,649,825	534,382,791
Totals from Base Metal Deposits	**5,156,370**	**673,165**	**21,729,440**	**2,084,360**	**597,649,825**	**534,382,791**

*Note: Nolan and Hunt (1967) State production from years prior to 1900 are not clear. Production records suggest metal content and tonnage to be much higher. Figures from the USBM and USGS are from 615,000 to over 1.6 million ozs. Au, 39 million ozs. Ag, 615 million lbs. Pb.

Sediment Hosted Gold Production	Tons	Gold (ozs.)	Silver (ozs.)	Copper (lbs)	Lead (lbs)	Zinc (lbs)
Windfall						
Historic Production (pre -1950)	65,000	23,920				
Recent Production (post 1970)	3,000,000	90,000	Average grade of 0.031 opt gold			
Rustler		50,000	Records not clear			
Paroni		30,000	Records not clear			
Lookout Mtn.	400,000	27,000				
West Archimedes	5,500,000	821,000	Average grade of 0.159 opt gold			
Sediment Hosted Gold Resources						
East Archimedes	17,000,000	1,003,000	Average Grade 0.059 opt Au.			
Lookout Mountain	21,724,350	801,748	Average Grade of 0.037 opt Au (43-101 2007)			
	23,970,000	619,000	Average Grade 0.026 opt Au (Mathewson (2006) Estimate)			
Totals from Sediment Hosted Gold	**47,689,350**	**2,846,668**				
Total Contained Gold (produced/resources)		**3,519,833**				

Properties – Butte Highlands
Regional Setting



MAJOR GOLD OCCURRENCES
SOUTHWEST MONTANA
McDonald Meadows
Marysville
Helena
Last Chance Gulch
Montana Tunnels
Elkhorn
Boulder
Basin Gulch
Philipsburg
Deer Lodge
Anaconda
Butte (by-product Au)
Butte
Golden Sunlight
Beal Mountain
Butte Highlands
Virginia City
Missoula
Stanford
White Sulphur Springs
Townsend
Big Timber
Bozeman
Livingston
Dillon
Salmon
Montana Geology
Miles

Properties – Butte Highlands
3D View of Deposit

Timberline RESOURCES



Looking Southwest
Exploration Decline
Definition Drilling
Gold Grade Shells (0.10 opt cut off)
12500
13000
X
13500
14185.87
7600
7400
7200
Z